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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Auditors and Counsel" and to the use of our report dated December 15, 1992 in this Registration Statement (Form N-1A No. 33-11075) of Warburg, Pincus New York Intermediate Municipal Fund (formerly Warburg, Pincus New York Municipal Bond Fund).
                                                        /s/ Ernst & Young LLP
                                                            ERNST & YOUNG LLP

New York, New York
January 16, 1996